                                                                  Exhibit q(iii)

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr., and Robert M. Kurucza, and each of them, her true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Barclays Global Investors Funds and Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Master Investment Portfolio (each, a "Trust"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


                                                 /s/ Mary G.F. Bitterman
Dated:   April 2, 2002                           -----------------------
       --------------------                      By:  Mary G.F. Bitterman

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr. and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Barclays Global Investors Funds and Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Master Investment Portfolio (each, a "Trust"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


                                                 /s/ Jack S. Euphrat
Dated:  April 3, 2002                            -----------------------
       --------------------                      By:  Jack S. Euphrat

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr. and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Barclays Global Investors Funds and Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Master Investment Portfolio (each, a "Trust"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


                                                 /s/ W. Rodney Hughes
Dated:  April 4, 2002                            -----------------------
       --------------------                      By:  W. Rodney Hughes

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr. and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Barclays Global Investors Funds and Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Master Investment Portfolio (each, a "Trust"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


                                                 /s/ Lee T. Kranefuss
Dated:  February 28, 2002                        -----------------------
       --------------------                      By:  Lee T. Kranefuss

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr. and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Barclays Global Investors Funds and Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Master Investment Portfolio (each, a "Trust"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


                                                 /s/ Richard K. Lyons
Dated:  February 28, 2002                        -----------------------
       --------------------                      By:  Richard K. Lyons

                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Marco E. Adelfio, Richard H. Blank, Jr. and Robert M. Kurucza, and each of them, his true and lawful attorney-in-fact and agent (each, an "Attorney-in Fact") with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, (i) to execute the Registration Statement of each of Barclays Global Investors Funds and Master Investment Portfolio and any investment company whose fund(s) invest in a Master Portfolio of Master Investment Portfolio (each, a "Trust"), and any or all amendments (including post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions or authorities, and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.


                                                 /s/ Leo Soong
Dated:  April 2, 2002                            -----------------------
       --------------------                      By: Leo Soong